                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 CENSTOR CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                              September 25, 1998


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Censtor Corp. (the "Company") to be held on October 16, 1998 at the offices of
I. P. Managers, Inc., 2570 W. El Camino Real, Suite 508, Mountain View, California, 94040, at 11 a.m., local time. The purpose of this meeting is to elect directors and ratify the appointment of independent auditors.

     Details of the proposals and other important information concerning the Company appear in the accompanying Proxy Statement. Please give this material your careful attention.


     YOUR VOTE IS VERY IMPORTANT TO THE COMPANY.

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, please complete, sign and date the accompanying form of PROXY and return it in the enclosed prepaid envelope as soon as possible. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy. Your prompt cooperation will be greatly appreciated.

                                       Sincerely,


                                       Sabine Austin
                                       President

                                  CENSTOR CORP.

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 1998

TO THE SHAREHOLDERS OF CENSTOR CORP.

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Censtor Corp. (the "Company") will be held at the offices of I. P. Managers, Inc., 2570 W. El Camino Real, Suite 508, Mountain View, California, 94040 on October 16, 1998 at 11 a.m., local time, to consider and vote upon the following proposals:

     1. To elect three (3) directors to serve for the ensuing year and until their successors are elected;

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1999; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The close of business on September 15, 1998 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A complete list of Shareholders entitled to vote at the Annual Meeting will be available for inspection by Shareholders at the offices of the Company during the Company's ordinary business hours beginning ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting.

     Accompanying this Notice of Annual Meeting and Proxy Statement are: a letter to the Company's Shareholders from the President and the form of proxy card to be returned in the enclosed envelope.

                                       By Order of the Board of Directors


                                       Sabine Austin
                                       Secretary

Los Gatos, California
September 25, 1998

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED FORM OF PROXY IN THE RETURN ENVELOPE PROVIDED. ANY PERSON GIVING A PROXY MAY REVOKE IT AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

                                  CENSTOR CORP.
                        540 N. SANTA CRUZ AVE., SUITE 277
                               LOS GATOS, CA 95030
                                 (408) 298-8400

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 16, 1998

     THIS PROXY STATEMENT IS FURNISHED TO THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK OF CENSTOR CORP. (THE "COMPANY" OR "CENSTOR") IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF THE COMPANY OF PROXIES IN THE FORM ENCLOSED TO BE VOTED AT AN ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT THE OFFICES OF I. P. MANAGERS, INC., 2570 W. EL CAMINO REAL, SUITE 508, MOUNTAIN VIEW, CALIFORNIA, 94040 AT 11 A.M. ON OCTOBER 16, 1998 (THE "ANNUAL MEETING"). THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE BEING MAILED TO THE SHAREHOLDERS ON OR ABOUT SEPTEMBER 25, 1998 AND THE COMPANY IS BEARING THE COST OF THIS SOLICITATION.

                             PURPOSE OF THE MEETING

     At the Annual Meeting, the Shareholders of the Company (the "Shareholders") will be asked to consider and act upon the following proposals:

     1. To elect three (3) directors to serve for the ensuing year and until their successors are elected;

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1999; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

                          PROPOSALS OF SECURITY HOLDERS

     Proposals of Company Shareholders intended to be presented at the Company's next annual meeting must be received by the Company at its principal address no later than May 16, 1999. Shareholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Company by August 8, 1999 or the proxyholder will have discretion to vote on such matters.

                                  VOTING RIGHTS

     Shareholders of record of the Company as of the close of business on September 15, 1998 have the right to receive notice of and to vote at the Annual Meeting. On September 15, 1998, the Company had issued and outstanding 23,511,558 shares of capital stock entitled to vote, consisting of 8,523,751 shares of Common Stock, 6,617,299 shares of Series A Convertible Preferred Stock and 8,370,508 shares of Series B Convertible Preferred Stock. Each share of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock is entitled to one vote. For action to be taken at the Annual Meeting, the majority of the shares entitled to vote must be represented at the meeting in person or by proxy.

     While the Company's Restated Articles of Incorporation authorize the holders of the Company's Series B Convertible Preferred stock voting as a separate class to elect one member of the Company's Board of Directors, to date, the holders of the Series B Convertible Preferred Stock have not chosen to do so. Therefore, the holders of Preferred Stock and Common Stock, voting together as a single class, will elect all the members of the Board of Directors.

     Every Shareholder voting for the election of directors may cumulate such Shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the

Shareholder's shares are entitled, or distribute the Shareholder's votes on the same principle among as many candidates as the Shareholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. However, no Shareholder shall be entitled to cumulate votes unless a Shareholder has given notice at the Annual Meeting, prior to voting, of his or her intent to cumulate votes and no Shareholder cumulating votes may vote for a candidate for director unless such candidate's name has been placed in nomination prior to the voting.

                                     PROXIES

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company from its Shareholders.

     Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. Shares represented by executed proxies received by the Company with no instructions will be voted in favor of all proposals set forth in the Notice of Meeting. The Company intends to include abstentions as present or represented for purposes of establishing a quorum for the transaction of business. Abstentions are counted as votes against a proposal for purpose of determining whether or not a proposal has been approved.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or
(ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

     No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any other person. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to any person to whom it is not lawful to make any such solicitation in such jurisdiction. The delivery of this Proxy Statement does not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

     The approximate date on which this Proxy Statement is being mailed to the Company's Shareholders is September 25, 1998. This Proxy Statement is accompanied by the form of proxy card to be signed and returned in the enclosed envelope, a letter to the Shareholders from the President and Notice of Annual Meeting.

                           FORWARD LOOKING STATEMENTS

     The statements in this Proxy Statement that relate to future plans, events or performance are forward-looking statements. Actual results could differ materially due to a variety of important factors, including for example, the Company's ability to exploit its portfolio of licenses, failure of the Company's licensees to perform under existing or future licenses, the development of competing technology and the risks associated with protecting the Company's intellectual property rights from adverse claims. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                           SUMMARY OF PROXY STATEMENT

     The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement.

DATE, TIME AND PLACE OF      An Annual Meeting of Shareholders of Censtor Corp.,
ANNUAL MEETING               a California corporation (the "Company"), will be
OF SHAREHOLDERS              held on October 16, 1998 at 11 a.m., local time, at
                             the offices of I. P. Managers, Inc., 2570 W. El
                             Camino Real, Suite 508, Mountain View, CA 94040.

PURPOSE OF THE MEETING       At the Annual Meeting, the Shareholders of the
                             Company will be asked to (i) elect three (3) directors and (ii) ratify the appointment of Ernst
                             & Young LLP as independent auditors for the fiscal year ending June 30, 1999.

                                                  PROPOSAL 1:
                                           ELECTION OF DIRECTORS

CURRENT BOARD                The board  currently  consists of the  following
                             three (3)  members:  Sabine Austin, Michael R.
                             Morgan and Gary J. Summers.

NOMINEES The three (3) nominees for re-election by the Shareholders to fill these slots are Gary J. Summers, Michael R. Morgan and Sabine Austin.

                                                  PROPOSAL 2:
                                    APPOINTMENT OF INDEPENDENT AUDITORS

CURRENT AUDITORS             Ernst & Young LLP was appointed as the Company's
                             independent auditors for its fiscal year ending
                             June 30, 1998, and the Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for its fiscal year ending
                             June 30, 1999, pending Shareholder ratification.

PROPOSED AUDITORS            The Shareholders are asked to ratify the
                             appointment of Ernst & Young LLP as the independent auditors for fiscal year ending June 30, 1999.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     The Company has been unsuccessful in its efforts to sell licenses to the Company's technology to prospective licensees who, in management's opinion, are infringing the Company's patents. Accordingly, management and the Board of Directors have concluded that the Company would benefit from leadership with extensive experience in patent enforcement. Management has sought, and found, such capability and has entered into a relationship with Mr. Gary Summers and I.
P. Managers, Inc. ("IPM"). Management believes the Company's arrangement with IPM will provide the best available leadership while minimizing the short term cash obligations of the Company while it seeks to complete new license agreements and collect royalties from existing licensees. In July 1998, Censtor filed a complaint for patent infringement against JTS Corporation ("JTS") seeking to enforce the Company's patent rights. JTS has generally denied the allegations. The Company believes Western Digital has breached its license agreement with the Company. The Company is seeking to enforce its rights through arbitration with Western Digital. On July 29, 1997, the Board amended the Company's Bylaws to provide for the following: The management of the Company shall regularly evaluate, no less frequently than on a quarterly basis, the Company's liquidity and cash condition, and shall distribute cash to the Company's shareholders promptly, to the fullest extent practical and in the manner or manners most advantageous to the Company's shareholders, subject in all cases to applicable law and the needs of the Company to retain cash for future operations, as determined in good faith by the management of the Company. In addition, the Company shall permit each holder of at least five percent (5%) of the Company's capital stock (on an as-converted-to-Common Stock basis), at such holder's expense, to visit and inspect the Company's properties, to examine its books of accounts and records (including copies of all notices, minutes, consents and other material that the Company provides to its directors), to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such holder, provided that the Company shall not be obligated pursuant to the foregoing to provide access to any information which it reasonably considers to be a trade secret or similar confidential information. Further, the Company shall permit each holder of at least five percent (5%) of the Company's capital stock (on an as-converted-to-Common Stock basis) to attend each meeting of the Company's Board of Directors and shall provide such persons with copies of all notices, minutes, consents and other material that the Company provides to its directors. The provisions of the preceding three sentences may not be amended, nor may any amendment to these Bylaws be made which has the effect of altering the effect of such sentences, without the affirmative vote of a majority of the Shareholders of the Company, voting together as a class on an as-if-converted to Common Stock basis.

     A board of three (3) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them to elect as many of the nominees named below as can be elected by votes represented by such proxies. In the event that any of the nominees shall become unavailable the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

     The names of the nominees, and certain information about them, are set forth below:

             Name                  Age              Position with Censtor             Director Since
-------------------------------    ---      --------------------------------------    --------------
Gary J. Summers                    55       Chairman of the Board, Chief Executive    September 1997
                                            Officer, Director

Sabine Austin                      39       President, Chief Financial Officer,       September 1997
                                            Corporate Secretary, Director

Michael R. Morgan                  56       Director                                  May 1998


     GARY J. SUMMERS has been a member of the Company's Board of Directors since September 1997. In June 1998 he was also appointed Chairman of the Board and Chief Executive Officer of Censtor. Since November 1997 he has been the President of I. P. Managers, Inc. From 1985 until November 1997 he was President, Chief Executive Officer and Founder of Teklicon, Inc., a high technology consulting firm and wholly owned subsidiary of Forensic

Technologies International Corporation, that provides consulting and expert witness services to the legal profession. During the last 12 years, Mr. Summers has focused on high technology intellectual property litigation, ADR and licensing services in the areas of complex technologies such as semiconductors, computer systems, software, mechanical and chemical systems and telecommunications. He is a member of IEEE, ETA Kappa Nu, Tau Beta Pi and the American Board of Certified Forensic Examiners. He received his BSEE and MSEE degrees from the University of Houston in 1969 and 1970, respectively.

     SABINE AUSTIN has been President, Chief Financial Officer and Corporate Secretary of Censtor Corp. and a member of the Board of Directors since September 1997. From September 1997 to June 1998, she was also Chief Executive Officer. She joined the Company in March 1987 as a cost accountant and financial analyst and became Manager of Finance and Administration in August 1989 and Finance Director in January 1996. Prior to that, she was an investment advisor and stock trader at Wedbush, Noble, Cooke and First Compass Securities. She also worked at Advanced Micro Devices from 1982 to 1983 as a financial analyst and cost accountant. Ms. Austin received her BA degree in Math-Econometrics from the University of California at Santa Barbara in 1981 and an MBA from Santa Clara University in 1986.

     MICHAEL R. MORGAN has been a member of Censtor's Board of Directors since May 12, 1998. He has been a practitioner of law in California since 1980. From 1980 until 1983 he was corporate counsel, tax counsel and financial consultant to an individual and his controlled entities. Since then he has been in private practice in partnership with the law firm of Morgan and Posilippo, specializing in Tax and Corporate Consulting and Compliance. Prior to 1980, he was a tax professional with the Internal Revenue Service from 1968 to 1973, with Arthur Andersen and Company from June 1973 until October 1977, and with Touche Ross and Company from October 1977 until June 1980. Mr. Morgan graduated from the University of San Francisco, School of Law, in 1972 and earned his Bachelor of Arts in Accounting from San Francisco State University in 1968. He is also a California Certified Public Accountant.

BOARD MEETINGS AND COMMITTEES

     During fiscal 1998, the Company held two Board of Directors meetings, of which one was via teleconference. The Compensation Committee did not meet in fiscal year 1998. The function of the Compensation Committee is to review, and to recommend to the Board, management compensation. During fiscal year 1998, the Board as a whole reviewed and approved management compensation issues. No director participated in fewer than 75% of the total number of meetings of the Board and all committees of the Board on which he served that were held during the period he served on the Board or such committees.

     The Board does not have a nominating or audit committee.

DIRECTOR COMPENSATION

     Employee directors receive no additional compensation for service on the Board of Directors. Mr. Morgan, a non-employee director, and Mr. Summers, an employee director not receiving a salary from the Company, receive cash compensation for attending meetings of the Board of Directors, consisting of $1,000 for each meeting of the Board attended in person and $500 for each telephonic Board meeting in which they participate. They are also reimbursed for reasonable out-of-pocket expenses incurred in connection with the attendance at Board meetings.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company for the fiscal year ended June 30, 1998 to the Chief Executive Officer (the "named officer"):

                                                                          Long-Term
                                                                        Compensation
Name and Principal                    Annual       Compensation     Securities Underlying        All Other
Position                    Year      Salary         Bonus(1)           Option(#)(2)          Compensation(3)
------------------          ----      ------       ------------     ---------------------     ---------------
Russell M. Krapf(4)         1998       59,009         45,000                    0                   487
  Former Chief              1997      207,684        129,225              510,206                 2,598
  Executive     Officer     1996      184,381          9,654               75,000                   488
  and  Former President

Sabine Austin(5)            1998       58,618         22,337                    0                    71
  Former Chief Executive    1997       64,324         20,000              146,312                   392
  Officer, Current Chief    1996       81,154          5,000               12,000                   396
  Financial Officer and
  President

Gary Summers(6)             1998            0              0                    0                     0
  Chief Executive           1997            0              0                    0                     0
  Officer and Chairman      1996            0              0                    0                     0
  of the Board

-----------------------------

(1) Of the $20,000 bonus paid to Ms. Austin in 1997, $12,768 was paid in cash while the remaining $7,232 was deposited in her 401(k) account. Similarly, in 1996, of the $5,000 bonus, $3,094 was paid in cash and the remaining $1,906 was deposited in 401(k) account. The bonus in 1998 was the result of the compensation agreement she entered into with the Company in July 1997.

(2) The Company no longer has an Incentive Stock Option Plan and all outstanding options have been canceled. There are no other long-term incentive compensation plans which require disclosure.

(3) Reflects premiums paid by the Company on behalf of the named officers for term life insurance with benefits payable to beneficiaries designated by the officers. As of September 1997, all employee benefits including insurance were canceled.

(4) Mr. Krapf was appointed President and Chief Executive Officer effective April 22, 1996 and resigned these positions effective September 3, 1997.

(5) Sabine Austin was appointed President and Chief Executive Officer effective September 3, 1997. She was Chief Executive Officer from September 3, 1997 through June 15, 1998.

(6) Mr. Gary Summers was elected Chairman of the Board and Chief Executive Officer on June 15, 1998. He is also the President of IPM.

OPTION GRANTS IN LAST FISCAL YEAR

     There were no option grants in the last fiscal year and the Incentive Stock Option Plan has been canceled.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     There were no option exercises in the last fiscal year, and all outstanding options have either expired or been canceled.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into the following transactions with its officers and directors since July 1, 1997:

     In September 1990, Richard C. E. Morgan, a past director of the Company, exercised stock options as to 6,848 shares of the Company's Common Stock and, in lieu of payment to the Company for such exercise, Mr. Morgan delivered to the Company a promissory note in the principal amount of $2,000. The note, which was due July 11, 1997, was called and the stock was canceled by action of the Board of Directors in July 1997.

     In July 1993, Karen Cindrich, a former officer of the Company, exercised stock options as to 15,395 shares of the Company's Common Stock and in lieu of payment to the Company for such exercise, Ms. Cindrich delivered to the Company a promissory note in the principal amount of $8,810. The note, which was due July 22, 1997, was called and the stock was canceled by action of the Board of Directors in July 1997.

     The Company's Bylaws provide that the Company is required to indemnify its officers and directors to the fullest extent permitted by California law, including those circumstances in which indemnification would otherwise be discretionary, and that the Company is required to advance expenses to its officers and directors as incurred. Further, the Company has entered into indemnification agreements with its officers and directors. The Company believes that its charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

     On July 7, 1997, Russell M. Krapf notified the Company that he intended to resign his position as President and CEO effective September 3, 1997. On July 29, 1997, the Company entered into a consulting agreement with Mr. Krapf for a period up to one year. Mr. Krapf was paid $45,000 for these consulting services.

     On July 29, 1997, the Company created an incentive compensation program for Ms. Sabine Austin to serve as a director of the Company. This program will pay Ms. Austin a bonus equal to 1.5% of all net licensing revenue received by the Company as long as she serves as a director.

     On July 31, 1997, the Company entered into an agreement with IPM, whereby IPM acts as Censtor's agent to enforce its current licenses and to negotiate licenses with prospective licensees. Under this agreement, IPM will be paid between 15-45% of the net proceeds of such activities depending upon the source of revenue. In fiscal year 1998, IPM assisted with the sale of a license to TDK, pursuant to which IPM was paid approximately $200,000 (which includes payment for other services). Mr. Summers is the President and a stockholder of IPM.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding shares of Common Stock and Preferred Stock (on an as if converted basis) as of September 15, 1998 by (i) each person known to the Company beneficially to own 5% or more of the outstanding shares of its Common Stock or Preferred Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named in the Summary Compensation Table above, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock or Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                        Preferred Stock (1)           Common Stock               Totals (2)
                                        -------------------           ------------               ----------
                                                                                              Number of      Percent
                                      Number of      Percent      Number of      Percent       Common      of Common
                                        Shares      of Class       Shares       of Class     Equivalents   Equivalents
                                     Beneficially  Beneficially  Beneficially  Beneficially  Beneficially  Benefically
            Name of Owner                Owned         Owned       Owned          Owned        Owned          Owned
            -------------            ------------  ------------  ------------  ------------  -----------   ------------
  Brentwood Associates(3)...........   1,298,244         8.66%    3,438,593       40.34%      4,736,837       20.15%
    11150 Santa Monica Boulevard
    Suite 1200
    Los Angeles, CA 90025

  Aeneas Venture Corporation(4).....  2,938,225         19.60%            0           0       2,938,225       12.50%
    600 Atlantic Avenue
    26th Floor
    Boston, MA 02210-2203

  Wolfensohn Partners L.P.(5).......    413,172          2.76%    1,066,211       12.51%      1,479,383        6.29%
    599 Lexington Avenue
    New York, NY 10022

  J.P. Morgan Investment (6)........    363,796          2.43%    1,060,244       12.44%      1,424,040        6.06%
    60 Wall Street
    New York, NY 10260-0060

  New Enterprise Associates(7)......  1,424,590          9.50%            0           0       1,424,590        6.06%
    1119 St. Paul Street
    Baltimore, MD 21202

  William R. Timken.................          0             0       798,830        9.37%      1,113,499        3.40%
    Hambrecht and Quist
    1 Bush Street
    San Francisco, CA  94104

  Fujitsu Limited...................          0             0       784,682        9.21%        784,682        3.34%
    1015 Kamikodanaka
    Nakahara-ku, Kawasaki-shi
    Kanagawa-ken 211
    Japan

  Sabine Austin(8)..................          0             0            0            0               0           0

  Russell M. Krapf .................          0             0            0            0               0           0

  Michael R. Morgan.................          0             0            0            0               0           0

  Gary J. Summers...................          0             0            0            0               0           0

  All directors and executive                 0             0            0            0               0           0
  officers as a group(4 persons)....


(1) Includes Series A Convertible Preferred and Series B Convertible Preferred. Preferred Stock is reflected on an as-converted to Common Stock basis. As of September 15, 1998, each share of Series A and Series B Convertible Preferred converts into one share of Common Stock.

(2) Reflects Preferred Stock (on an as-converted to Common Stock basis) and Common Stock combined.

(3)  Includes: 1,257,196; 2,366,978; 875,764; and 236,899 shares held respectively by Brentwood Associates II, Brentwood Associates III, Brentwood Associates IV and Evergreen II, L.P., of which 229,289; 429,253; 160,002, and 43,343 shares, respectively, are shares of the Company's Series A Preferred, and 108,494; 222,972; 82,519; and 22,372 shares, respectively, are shares of the Company's Series B Preferred. Mr. Hagopian, a past Director of the Company is a General Partner of Brentwood Associates. Mr. Hagopian disclaims beneficial ownership of the shares owned by Brentwood Associates.

(4) Includes 2,678,141 shares of the Company's Series A Preferred and 260,084 shares of the Company's Series B Preferred.

(5) Includes 273,116 shares of the Company's Series A Preferred and 140,056 shares of the Company's Series B Preferred. Richard C.E. Morgan, a past Director of the Company, is a General Partner of Wolfensohn Partners L.P. Mr. Morgan disclaims beneficial ownership of the shares held by Wolfensohn Partners L.P.

(6) Includes 223,796 shares of the Company's Series A Preferred and 140,000 shares of the Company's Series B Preferred.

(7) Includes 1,274,853 and 149,737 shares held respectively by New Enterprise Associates V ("NEA") and Spectra Enterprise Associates ("Spectra"), of which 1,071,256 and 131,788 shares, respectively, are shares of the Company's Series A Preferred and 203,597 and 17,949 shares, respectively, are shares of the Company's Series B Preferred. NEA and Spectra are independent partnerships; however, the General Partners of Spectra are also General Partners of NEA. James A. Cole, a past Director of the Company, is a Partner of NEA and the Managing General Partner of Spectra. Mr. Cole disclaims beneficial ownership of the shares owned by NEA and Spectra.

(8) Ms. Austin's stock options were canceled in lieu of the incentive compensation agreement she entered into with the Company effective July 29, 1997.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Compensation for the Company's executive officers was established by the Board of Directors to consist of salary and bonus to insure a close link between compensation and the achievement of corporate goals and objectives. The Board had previously adopted an employee stock option plan to retain qualified executives by providing long-term incentives. On June 25, 1997 the Board voted to discontinue this stock option plan and all outstanding options were canceled prior to calendar year end.

     During 1993, the Internal Revenue Code of 1986 was amended to include a provision that denies a deduction to publicly held corporations for compensation paid to "covered employees" (defined as the chief executive officer and the next four most highly compensated officers as of the end of the taxable year) to the extent that compensation paid to any "covered employee" exceeds $1 million in any taxable year of the corporation beginning after 1993. Certain "performance-based" compensation qualifies for an exemption from the limits on deductions. It is the Company's policy to qualify compensation paid to its top executives for deductibility in order to maximize the Company's income tax deductions, to the extent that so qualifying the compensation is not inconsistent with the Company's fundamental compensation policies. Based on the Internal Revenue Service's proposed regulations and compensation paid to the Company's "covered employees" for the 1997 taxable year, all compensation paid by the Company in 1997 to such covered employees was deductible to the Company.

     With respect to corporate performance criteria, management presents to the Board a set of corporate goals for a subsequent period, generally 12 months, with specific goals for each of four quarters within this period. These goals establish benchmarks for assessing overall corporate performance. Progress toward the achievement of corporate goals is reviewed with the Board periodically together with a description of any change in circumstances that management believes may warrant an update to or revisions to these goals. The major goals for fiscal 1998 were to 1) seek new licensees and 2) recover any royalties from existing licensees which would be due the Company under the terms of the respective license agreements.

     The CEO and Chairman of the Board does not receive any compensation from the Company for serving in this capacity at this time. The President receives an annual salary and has entered into a compensation agreement with the Company whereby she will receive a bonus equal to 1.5% of all net licensing revenue received by the Company as long as she serves as a director.

     During 1998 there were no salary increases.

     In summary, the Board believes that it has established a program for compensation of the Company's executives which is fair and which aligns the financial incentives for executives with the interests of the Company's shareholders.

     During 1998, no executive officer of the Company served on the board of directors or compensation committee of another company that had an executive officer serve on the Company's Board of Directors.

PERFORMANCE CHART

     A Performance Chart is not included because there is no established public market for the Company's stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 1998, there has been no failure by any of its officers, directors or ten percent shareholders to file on a timely basis any reports required by Section 16(a).

                                   PROPOSAL 2:

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP, the Company's independent auditors, to audit the Company's consolidated financial statements for its fiscal year ending June 30, 1999, and further recommends that Shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors recommends that Shareholders vote "FOR" approval and ratification of such selection.

     A representative of Ernst & Young LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                              AVAILABLE INFORMATION

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Copies of such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following Regional offices of the SEC: Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511; and Suite 1300, 7 World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549.


                                       By Order of the Board of Directors,



                                       Sabine Austin
                                       Secretary

Los Gatos, California
September 25, 1998

                                  CENSTOR CORP.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 16, 1998

     The undersigned hereby appoints Gary J. Summers and Sabine Austin or either of them, each with full power of substitution, as the proxyholder(s) of the undersigned to represent the undersigned and vote all shares of the Common Stock of and Preferred Stock of Censtor Corp. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on October 16, 1998, and at any adjournments or postponements of such meeting, as follows:

     1. To elect as directors Gary J. Summers, Michael R. Morgan and Sabine Austin.

          / /      For all nominees listed above (except as indicated below)

          / /      Withhold authority to vote (as to all nominees)

                   To withhold authority to vote for any individual nominee, write that nominee's name on the following line:
                   _________________________________________________________

     2. To ratify appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1999:

         / /       FOR              / /      AGAINST           / /      ABSTAIN



     This proxy, when properly executed, will be voted in the manner directed above. WHEN NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.


___________________________   ________________________    Dated: _________, 1998
Signature of Shareholder      Signature of Shareholder
Typed or Printed Name:        Typed or Printed Name:

     Please sign EXACTLY as your name appeared on the envelope transmitting the Notice of Annual Meeting and print your name under your signature. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

     TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND RETURN PROMPTLY THIS PROXY FORM IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
SUMMARY OF PROXY STATEMENT........................................................................................3

PROPOSAL 1:  ELECTION OF DIRECTORS................................................................................4
         Board Meetings and Committees............................................................................5
         Director Compensation....................................................................................5
         Summary Compensation Table...............................................................................6
         Option Grants in Last Fiscal Year........................................................................6
         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values........................6
         Certain Relationships and Related Transactions...........................................................6
         Security Ownership of Directors, Executive Officers and Certain Shareholders.............................8
         Report of the Board of Directors on Executive Compensation...............................................9
         Performance Chart.......................................................................................10
         Section 16(a) Beneficial Ownership Reporting Compliance.................................................10

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.................................................11

AVAILABLE INFORMATION............................................................................................12

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS.....................................................................13


                                       i